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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-42549 and No. 333-98933 of Cendant Corporation on Form S-8 of our report dated June 27, 2003, appearing in this Annual Report on Form 11-K of the Cendant Corporation Employee Savings Plan for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP New York, New York June 30, 2003

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INDEPENDENT AUDITORS' CONSENT